Fifth Third Bank | All Rights Reserved 2Q09 Credit Trends July 23, 2009 Please refer to earnings release dated July 23, 2009 for full results including those reported on a GAAP basis Exhibit 99.3

Fifth Third Bank | All Rights Reserved
Credit by portfolio*
C&I
27%
Home equity
14%
Card
7%
Commercial
construction
13%
Commercial
mortgage
14%
Residential
mortgage
18%
Auto
6%
Other
consumer
1%
Net charge-offs by loan type Net charge-offs by geography
* NPAs exclude loans held-for-sale.
MI
19%
FL
26%
KY
4%
NC
1%
IN
5%
OH
16%
IL
12%
TN
2%
Other / National
15%
($ in millions) C&I
Commercial
mortgage
Commercial
construction
Commercial
lease
Total
commercial
Residential
mortgage Home equity Auto Credit card
Other
consumer Total consumer
Total loans &
leases
Loan balances $28,409 $12,407 $4,491 $3,532 $48,839 $8,489 $12,511 $8,741 $1,914 $935 $32,590 $81,429
% of total 35% 15% 6% 4% 60% 10% 16% 11% 2% 1% 40%
NPAs $634 $791 $735 $51 $2,211 $475 $73 $20 $59 $1 $628 $2,839
NPA ratio 2.23% 6.37% 16.36% 1.45% 4.52% 5.59% 0.58% 0.23% 3.08% 0.09% 1.92% 3.48%
Net charge-offs $177 $85 $79 $1 $342 $112 $88 $36 $45 $3 $284 $626
Net charge-off ratio 2.53% 2.73% 6.76% 0.02% 2.81% 5.17% 2.81% 1.65% 9.64% 1.95% 3.48% 3.08%

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Portfolio performance drivers
Performance Largely Driven By No Participation In
Discontinued or Suspended Lending
* Residential construction-related consumer mortgages intended to be held in portfolio until permanent financing complete. Jumbo mortgage originations currently being held due to market conditions.
Geography
• Florida and Michigan most stressed
• Remaining Midwest and Southeast performance
reflect economic trends
Products
• Homebuilder/developer charge-offs $76 million in
2Q09
– Total charge-off ratio 3.1% (2.8% ex-HBs)
– Commercial charge-off ratio 2.8% (2.3% ex-
HBs)
• Brokered home equity charge-offs 7.4% in 2Q09
– Direct home equity portfolio 1.9%
2Q09 NCO Ratios Coml Cons Total
FL/MI 4.1% 6.3% 5.0%
Other 2.3% 2.4% 2.3%
• Subprime
• Option ARMs
Discontinued in 2007
• Brokered home equity ($2.1B)
Suspended in 2008
• Homebuilder/residential development ($2.1B)
• Other non-owner occupied commercial RE
excluding homebuilder/developer ($8.4B)
Saleability
• All mortgages originated for intended sale*

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Non-performing assets and net charge-offs:
Product view*
* NPAs exclude loans held-for-sale. Net charge-offs exclude losses on loans sold or transferred to held-for-sale in 4Q08.
During 1Q09 the Bancorp modified its nonaccrual policy to exclude TDR loans less than 90 days past due because they were performing in accordance with restructured terms. For comparability purposes, prior periods were adjusted to reflect this reclassification.
Total NPAs
Total NCOs
0
200
400
600
800
1,000
2Q08 3Q08 4Q08 1Q09 2Q09
C&I/Lease Auto/Other CRE Res RE
0
500
1,000
1,500
2,000
2,500
3,000
2Q08 3Q08 4Q08 1Q09 2Q09
C&I/Lease Auto/Other CRE Res RE

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-
500
1,000
1,500
2,000
2,500
3,000
2Q08 3Q08 4Q08 1Q09 2Q09
Other SE National Other MW Michigan Florida
-
200
400
600
800
1,000
2Q08 3Q08 4Q08 1Q09 2Q09
Other SE National Other MW Michigan Florida
Total NPAs
Total NCOs
* NPAs exclude loans held-for-sale. Net charge-offs exclude losses on loans sold or transferred to held-for-sale in 4Q08.
During 1Q09 the Bancorp modified its nonaccrual policy to exclude TDR loans less than 90 days past due because they were performing in accordance with restructured terms. For comparability purposes, prior periods were adjusted to reflect this reclassification.
Non-performing assets and net charge-offs:
Geographic view*

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Commercial loans held-for-sale summary
Closed HFS
3/31/2009
HFS balance
Customer
payments
FV
adjustments
Gain/loss
Sold $22 ($26) $0 $4
Settled or Closed 6                      (16)                  3                      7
Transferred to OREO 13                   (11)                  (2)                     0
Total $40 ($52) $1 $11
Remaining HFS
3/31/2009
HFS balance
Customer
payments
FV
adjustments
6/30/2009
HFS balance
Total $362 ($3) ($7) $352

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Nonperforming assets*
• Total NPAs of $2.8B
• Homebuilder/developer NPAs of $613M;
represent 22% of total NPAs
• Commercial NPAs of $2.2B; growth driven by
CRE, particularly in MI and FL
• Consumer NPAs of $628M; flat compared to
previous quarter
21%
7%
16%
11%
7%
1%
11%
15%
11%
12%
17%
51%
1%
1%
6%
3%
2%
7%
20%
38%
9%
11%
6%
2%
8%
6%
17%
8%
9%
3%
9%
6%
26%
2%
20%
C&I^ (24%) CRE (54%) Residential (19%) Other Consumer (3%)
Residential
$548M
19%
C&I*
$685M
24%
Other
$80M
3%
CRE
$1.5B
54%
^ C&I includes commercial lease
ILLINOIS INDIANA
FLORIDA TENNESSEE KENTUCKY OHIO MICHIGAN NORTH
CAROLINA
OTHER /
NATIONAL
* NPAs exclude loans held-for-sale.

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Commercial construction*
Accomodation
1%
Auto Retailers
1%
Finance &
insurance
3%
Construction
36%
Manufacturing
1%
Real estate
46%
Retail Trade
1%
Other
10%
Wholesale
Trade
1%
Loans by geography Credit trends
Loans by industry Comments
• Declining valuations in residential and land developments
• In 4Q08 reduced concentrations in most stressed markets
(Florida and Michigan)
• Continued stress expected through 2009
OH
28%
IN
8%
IL
9%
KY
4%
TN
4%
NC
8%
Other
5%
FL
19%
MI
15%
* NPAs exclude loans held-for-sale. Net charge-offs exclude losses on loans sold or transferred to held-for-sale in 4Q08.
($ in millions) 2Q08 3Q08 4Q08 1Q09 2Q09
Balance $6,007 $6,002 $5,114 $4,745 $4,491
90+ days delinquent $53 $84 $73 $49 $60
as % of loans 0.88% 1.40% 1.44% 1.02% 1.34%
NPAs $552 $659 $400 $597 $735
as % of loans 9.19% 10.98% 7.82% 12.59% 16.36%
Net charge-offs $49 $88 $151 $76 $79
as % of loans 3.46% 5.71% 10.00% 6.21% 6.76%
Commercial construction

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Homebuilders/developers*
Loans by geography Credit trends
Loans by industry Comments
• Making no new loans to builder/developer sector
• Residential & land valuations under continued stress
• 4% of commercial loans; < 3% of total gross loans
• Balance by product approximately 48% Construction,
38% Mortgage, 14% C&I
MI
18%
OH
24%
IN
6%
IL
5%
KY
4%
TN
4%
NC
16%
Other
4%
FL
19%
C&I
14%
Commercial
construction
48%
Commercial
mortgage
38%
*Increase in 2Q08 balance due to the First Charter acquisition
* NPAs exclude loans held-for-sale. Net charge-offs exclude losses on loans sold or transferred to held-for-sale in 4Q08.
($ in millions) 2Q08* 3Q08 4Q08 1Q09 2Q09
Balance $3,295 $3,065 $2,481 $2,322 $2,102
90+ days delinquent $123 $105 $74 $37 $53
as % of loans 3.73% 3.41% 2.98% 1.59% 2.51%
NPAs $547 $702 $366 $554 $613
as % of loans 16.62% 22.89% 14.74% 23.87% 29.14%
Net charge-offs $34 $163 $128 $64 $76
as % of loans 4.63% 19.75% 19.71% 10.73% 14.06%
Homebuilders/developers

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Residential mortgage
1
st
liens: 100% ; weighted average LTV: 77%
Weighted average origination FICO: 727
Origination FICO distribution:  <659 10%; 660-689 8%; 690-719
12%; 720-749 13%; 750+ 30%; Other ^ 27%
(note: loans <659 includes CRA loans and FHA/VA loans)
Origination LTV distribution: <70 26%; 70.1-80 41%; 80.1-90 11%;
90.1-95 5%; >95% 17%
Vintage distribution: 2009 2%; 2008 14%; 2007 17%; 2006 16%;
2005 26%; 2004 and prior 25%
% through broker: 13%; performance similar to direct
Loans by geography Credit trends
Portfolio details Comments
29% FL concentration driving 65% total loss
FL lots ($327M) running at 28% annualized loss rate (YTD)
Mortgage company originations targeting 95% salability
OH
23%
IN
5%
KY
4%
NC
6%
Other
10%
FL
29%
TN
2%
MI
14%
IL
7%
^ Includes acquired loans where FICO at origination is not available
During 1Q09 the Bancorp modified its nonaccrual policy to exclude TDR loans less than 90 days past due because they were performing in accordance with restructured terms. For comparability purposes, prior periods were adjusted to reflect this reclassification.
($ in millions) 2Q08 3Q08 4Q08 1Q09 2Q09
Balance $9,866 $9,351 $9,385 $8,875 $8,489
90+ days delinquent $229 $185 $198 $231 $242
as % of loans 2.32% 1.98% 2.11% 2.60% 2.85%
NPAs $285 $339 $397 $475 $475
as % of loans 2.89% 3.62% 4.23% 5.35% 5.59%
Net charge-offs $63 $77 $68 $75 $112
as % of loans 2.57% 3.16% 2.90% 3.27% 5.17%
Residential mortgage

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Home equity
1
st
liens: 25%; 2
nd
liens: 75%
Weighted average origination FICO: 756
Origination FICO distribution: <659 4%; 660-689 8%; 690-719 13%; 720-749
17%; 750+ 48%; Other 10%
Weighted average CLTV: 76% (1
st
liens 61%; 2
nd
liens 82%) Origination
CLTV distribution: <70 37%; 70.1-80 21%; 80.1-90 18%; 90.1-95 8%; >95 16%
Vintage distribution: 2009 3%; 2008 12%; 2007 12%; 2006 17%; 2005 16%;
2004 and prior 40%
% through broker channels: 17% WA FICO: 740 brokered, 760 direct; WA
CLTV: 90% brokered; 73% direct
Portfolio details Comments
Brokered loans by geography Direct loans by geography
Credit trends
Approximately 17% of portfolio concentration in broker product driving approximately 44% total loss
Portfolio experiencing increased loss severity (losses on 2
nd
liens
approximately 100%)
Aggressive home equity line management strategies in place
Note: Brokered and direct home equity net charge-off ratios are calculated based on end of period loan balances
^ Includes acquired loans where FICO at origination is not available
MI
21%
OH
32%
IN
9%
IL
12%
KY
9%
Other
1%
FL
9%
NC
5%
TN
2%
MI
21%
OH
25%
IN
10%
IL
11%
KY
7%
Other
20%
FL
3%
NC
1%
TN
2%
*Increase in 2Q08 balance due to the First Charter acquisition
($ in millions) 2Q08 3Q08 4Q08 1Q09 2Q09
Balance $2,433 $2,368 $2,313 $2,225 $2,125
90+ days delinquent $34 $31 $37 $42 $34
as % of loans 1.40% 1.33% 1.58% 1.91% 1.58%
Net charge-offs $28 $30 $26 $30 $39
as % of loans 4.64% 5.05% 4.52% 5.46% 7.41%
Home equity - brokered
($ in millions) 2Q08* 3Q08 4Q08 1Q09 2Q09
Balance $9,988 $10,232 $10,439 $10,486 $10,386
90+ days delinquent $42 $41 $58 $61 $63
as % of loans 0.42% 0.40% 0.55% 0.59% 0.61%
Net charge-offs $27 $26 $27 $42 $49
as % of loans 1.07% 1.00% 1.04% 1.62% 1.91%
Home equity - direct

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Florida market*
Deterioration in real estate values having effect on credit trends as evidenced by increasing NPA/NCOs in real estate related products
Homebuilders, developers tied to
weakening real estate market
Increasing severity of loss due to
significant declines in valuations
Valuations; relatively small home
equity portfolio
21%
20%
10%
30%
12%
6%
1%
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans NPAs
NCOs
36%
26%
27%
10%
1%
14%
8%
17%
45%
3%
10%
3%
* NPAs exclude loans held-for-sale.
($ in millions)
Loans
(bn)
% of
FITB
NPAs
(mm)
% of
FITB
NCOs
(mm)
% of
FITB
Commercial loans 1.8         6% 74          12% 23          13%
Commercial mortgage 1.7         13% 195        25% 13          15%
Commercial construction 0.8         19% 204        28% 28          35%
Commercial lease 0.0         0% -         0% -         0%
Commercial 4.3         9% 473        21% 64          19%
Mortgage 2.5         29% 267        56% 73          65%
Home equity 1.0         8% 8            12% 16          18%
Auto 0.5         6% 2            8% 5            15%
Credit card 0.1         6% 3            5% 5            10%
Other consumer 0.0         2% 0            21% 0            8%
Consumer 4.1         13% 280        45% 99          34%
Total 8.4         10% 753        27% 163        26%

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Michigan market*
Deterioration in home price values coupled with weak economy impacting credit trends due to frequency of defaults and severity
Homebuilders, developers tied to
weak real estate market
Negative impact from housing
valuations, economy,
unemployment
Economic weakness impacts
commercial real estate market
33%
23%
5%
2%
9%
7%
2%
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans
NPAs
NCOs
25%
21%
10%
20%
4%
7%
13%
22%
38%
20%
1%
4%
1%
11%
3%
* NPAs exclude loans held-for-sale.
($ in millions)
Loans
(bn)
% of
FITB
NPAs
(mm)
% of
FITB
NCOs
(mm)
% of
FITB
Commercial loans 4.7         16% 97          15% 30          17%
Commercial mortgage 3.2         26% 168        21% 25          30%
Commercial construction 0.7         15% 87          12% 15          19%
Commercial lease 0.2         6% 5            9% 0            0%
Commercial 8.8         18% 357        16% 70          21%
Mortgage 1.2         14% 46          10% 12          10%
Home equity 2.6         21% 19          26% 24          27%
Auto 1.0         11% 3            14% 5            13%
Credit card 0.3         17% 13          23% 8            19%
Other consumer 0.1         7% 0            8% 1            10%
Consumer 5.2         16% 81          13% 50          17%
Total 14.0       17% 438        15% 120        19%

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Cautionary statement
This report may contain statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,”
“objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K and our most recent quarterly report on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make.
Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to
us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting
Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect
Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20)
lower than expected gains related to any sale or potential sale of businesses; (21) difficulties in separating Fifth Third Processing Solutions from
Fifth Third; (22) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (23) ability to secure confidential information through the use of computer systems and telecommunications networks; and (24) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.